EXHIBIT 99.2

Innovative Software Technologies, Inc.

INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

We are providing the following unaudited pro forma condensed consolidated financial information of Innovative Software Technologies, Inc. (Innovative) and its acquisition of AcXess, Inc. (AcXess) to present the results of operations and financial position of Innovative had the merger been completed at an earlier date.

On June 26, 2006, Innovative Software Technologies, Inc., a California corporation (“Innovative” or the “Company”), completed the acquisition of AcXess, Inc., a Florida corporation (“AcXess”), in a stock exchange transaction (the “Transaction”) pursuant to a Stock Exchange Agreement by and between Innovative, AcXess, the Shareholders of AcXess, and Anthony F. Zalenski, acting as the Shareholder’s Agent (the “Exchange Agreement”). AcXess has operations in Boca Raton, Florida and intends to provide Business Continuity and Disaster Recovery services to the private sector. As a result of the Transaction, AcXess became a wholly owned subsidiary of the Company.

Pursuant to the Exchange Agreement, the shareholders of AcXess exchanged 100% of the outstanding shares of capital stock of AcXess for an aggregate of 11,000,000 shares of common stock of the Company, $.001 par value per share (the “Common Stock”). The shares of Common Stock issued in the Transaction were sold and issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) provided under Section 4(2) of the Act, as such sales and issuances did not involve any public offering, were made without general solicitation or advertising, and each purchaser had access to all relevant information necessary to evaluate the investment and represented to Innovative that the securities were being acquired for investment.

The unaudited pro forma condensed consolidated balance sheet gives effect to the merger as if it had occurred on March 31, 2006 and the unaudited pro forma condensed consolidated statement of operations of the Company gives effect to the merger as if it had occurred on April 1, 2005 for the twelve months ended March 31, 2006.

The acquisition of AcXess is presented in the accompanying unaudited condensed consolidated financial statements as a reverse merger pursuant to Financial Accounting Standard No. 141 Accounting for Business Combinations (“FAS 141”). Reverse merger accounting was determined us to be the appropriate method of accounting for the acquisition after the evaluation of all indicators of control that are set forth in FAS 141. In conducting this analysis, we concluded that governing and operating control of the combined entity is under the management of the legal acquiree even though the post-acquisition combined ownership is weighted toward the Innovative shareholders as a group; therefore, AcXess is deemed to be the purchaser in the Transaction for financial reporting purposes. Reverse acquisition accounting provides for the issuance of the AcXess’s common shares for the net monetary assets of Innovative, accompanied by a recapitalization.

This unaudited pro forma condensed consolidated financial information is based on the estimates and assumptions set forth herein and in the notes thereto. The unaudited pro forma results for the twelve months ended March 31, 2006 have been prepared utilizing (a) the audited financial statements of Innovative included in Form 10-KSB for the fiscal year ended December 31, 2005; and (b) the unaudited financial statements of Innovative included in Form 10-QSB for the period ended March 31, 2006 and (c) the audited financial statements of AcXess for the twelve months ended March 31, 2006, included elsewhere herein.

The following unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of (i) the results of operations of the combined Company that actually would have occurred had the Transaction been consummated on the dates indicated or (ii) the results of operations of the combined Company that may occur or be attained in the future. The following information is qualified in its entirety by reference to and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations," Innovative's audited consolidated financial statements, including the notes thereto contained in its Annual Report on Form 10-KSB for the year ended December 31, 2005, AcXess' audited financial statements, including the notes thereto, for the year ended March 31, 2006, and other historical financial information appearing elsewhere herein.

Innovative Software Technolgies,  Inc. and Subsidiaries

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	(a)	(b)
	Innovative	AcXess
	(Unaudited)	Audited				Pro Forma
	March 31,	March 31,	Pro Forma			after Acxess
	2006	2006	Adjustments			Acquisition
ASSETS

CURRENT ASSETS
Cash	$206,517	$6,269				$212,786
Notes receivable	117,008		(117,008)	(c	)	-
Prepaid expenses and other current assets	-	11,401				11,401
Total current assets	323,525	17,670				224,187
PROPERTY AND EQUIPMENT, NET	30,925	4,608				35,533
GOODWILL AND OTHER INTANGIBLE ASSETS	-	-				-
DEPOSITS	35,159	32,750				67,909
Total assets	$389,609	$55,028				$327,629

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$831,799	$4,256				$836,055
Notes payable	-	175,115				175,115
Notes payable - affiliate	-	117,008	(117,008)	(c	)	-
Derivative financial instruments	57,871	-				57,871
Convertible debentures	41,918	-				41,918
Total current liabilities	931,588	296,379				1,110,959
Total liabilities	931,588	296,379				1,110,959

STOCKHOLDERS’ (DEFICIT)
Series A Preferred stock, 1,500,000 shares authorized,
450,000 shares issued and outstanding	450,000					450,000
Common stock, $0.001 par value, 67,455,379
shares issued and outstanding	56,255	246,000	(234,800)	(d	)	67,455
Additional paid-in capital	18,563,716	-	(18,563,716)	(d	)	-
Accumulated (deficit)	(19,611,950)	(487,351)	18,798,516	(d	)	(1,300,785)
Total stockholders' equity	(541,979)	(241,351)				(783,330)
Total liabilities and stockholders' equity	$389,609	$55,028				$327,629

(a)	March 31, 2006 balances for Innovative Software Technologies, Inc. are derived from the Company's quarterly report on Form 10-QSB for the quarterly period ended March 31, 2006.
(b)	March 31, 2006 balances for AcXess are derived from the audited balance sheet of AcXess for the year ended March 31, 2006, included elsewhere herein.
(c)	This pro forma adjustment eliminates an intercompany balance between Innovative Software Technologies, Inc. and AcXess.
(d)	This pro forma adjustment effects the equity reorganization arising from reverse merger accounting applied to the acquisition transaction.

Innovative Software Technolgies,  Inc. and Subsidiaries

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	(a, d)	(b)
	Innovative, for the	AcXess, for the	Pro Forma			Pro Forma
	Twelve months ended	Twelve months ended	Adjustments			after Acxess
	December 31, 2005	March 31, 2006				Acquisition

REVENUE	$284,935	$-	$(284,935)	(c	)	$-

COST OF REVENUE	14,574	-	(14,574)	(c	)	-

GROSS PROFIT	270,361	-	(270,361)			-

OPERATING EXPENSES	1,931,719	473,542	(1,540,469)	(c	)	864,792

(LOSS) FROM OPERATIONS	(1,661,358)	(473,542)	1,270,108			(864,792)

OTHER INCOME (EXPENSE) NET	(1,271,675)	(13,809)	1,271,675	(c	)	(13,809)

(LOSS) BEFORE INCOME TAXES	(2,933,033)	(487,351)	2,541,783			(878,601)

INCOME TAX BENEFIT	31,416	-	(27,350)	(c	)	4,066

NET (LOSS) FROM CONTINUING OPERATIONS	(2,901,617)	(487,351)	2,514,433			(874,535)

UNDECLARED PREFERRED STOCK DIVIDENDS	(18,000)	-	-			(18,000)

(LOSS) APPLICABLE TO COMMON STOCKHOLDERS	$(2,919,617)	$(487,351)	$2,514,433			$(892,535)

BASIC AND DILUTED (LOSS) PER COMMON SHARE	$(0.06)					$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
USED IN BASIC AND DILUTED PER SHARE CALCULATION	52,124,927					63,124,927

(a)	December 31, 2005 balances for Innovative Software Technologies, Inc. are derived from the Company's annual report on Form 10-KSB for the twelve month period ended December 31, 2005.
(b)	March 31, 2006 balances for AcXess are derived from the audited balance sheet of AcXess for the year ended March 31, 2006, included elsewhere herein.
(c )	These pro forma adjustments reflect the reclassification of operations that were discontinued upon the acquisition of AcXess to the classification, net loss from discountinued operations.
(d)
During the ninety-one day intervening period from January 1, 2006 to March 31, 2006, Innovative Software Technologies, Inc. incurred approximately $239, 000 of administrative charges that would be non-recurring following the acquisition of AcXess.

Innovative Software Technolgies,  Inc. and Subsidiaries

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

Year Ended March 31, 2006

Innovative is a publicly held corporation that acquired all of the outstanding capital stock of AcXess in a stock exchange agreement. Reverse acquisition accounting has been applied whereby AcXess is deemed to have issued its common stock for the net assets or liabilities of Innovative accompanied by a recapitalization. For accounting purposes, AcXess is treated as the continuing reporting entity

Notes to the Balance Sheet

(a) March 31, 2006 balances for Innovative Software Technologies, Inc. are derived from the Company's quarterly report on Form 10-QSB for the quarterly period ended March 31, 2006.

(b) March 31, 2006 balances for AcXess are derived from the audited balance sheet of AcXess for the year ended March 31, 2006, included elsewhere herein.

(c) This pro forma adjustment eliminates an intercompany balance between Innovative Software Technologies, Inc. and AcXess.

(d) This pro forma adjustment effects the recapitalization arising from reverse merger accounting applied to the acquisition transaction.

Notes to the Statement of Operations

(a) December 31, 2005 balances for Innovative Software Technologies, Inc. are derived from the Company's annual report on Form 10-KSB for the twelve month period ended December 31, 2005.

(b) March 31, 2006 balances for AcXess are derived from the audited balance sheet of AcXess for the year ended March 31, 2006, included elsewhere herein.

(c) These pro forma adjustments reflect the reclassification of operating accounts, other income (expense) and income taxes that were discontinued upon the acquisition of AcXess. The category discontinued operations are not reflected in pro forma financial presentations.

(d) The Company concluded that the presentation of operating results of Innovative for the year ended December 31, 2005 and AcXess for the fiscal year ended March 31, 2006 provided all significant information contemplated by unaudited pro forma financial disclosure requirements. During the ninety-one day intervening period from January 1, 2006 to March 31, 2006, Innovative Software Technologies, Inc. incurred approximately $239, 000 of administrative charges that would be non-recurring following the acquisition of AcXess.